JULY 23, 2003

                          DREYFUS PREMIER JAPAN FUND

                           SUPPLEMENT TO PROSPECTUS
                             DATED MARCH 1, 2003

      THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS:

      The fund has eliminated its policy of generally investing at least 60% of its assets in Japanese companies with market caps of at least $1.5 billion. The fund's investment objective of long-term capital growth and its policy of investing at least 80% of its assets in the stocks of Japanese companies remain unchanged.